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                                                                   EXHIBIT 10-C

                               THIRD AMENDMENT TO
                      CREDIT AGREEMENT, CONSENT AND WAIVER


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER dated as of August 30, 1994 (this "Third Amendment") is entered into among FOXMEYER CORPORATION, a Delaware corporation (the "Company"), (ii) FOXMEYER DRUG COMPANY, a Kansas corporation, MERCHANDISE COORDINATOR SERVICES CORPORATION, a Delaware corporation, and HARRIS WHOLESALE COMPANY, a Delaware corporation (the "Operating Subsidiaries"), (iii) certain financial institutions (the "Banks") and CONTINENTAL BANK, as agent for the Banks (in such capacity, the "Agent").

                                  WITNESSETH:

         WHEREAS, the Company, the Operating Subsidiaries, the Banks and the Agent entered into a Credit Agreement, dated as of August 30, 1993, as amended by (i) that certain First Amendment to Credit Agreement, dated as of October 18, 1993, and (ii) that certain Second Amendment to Amended and Restated Loan Agreement, dated as of June 20, 1994, among the Company, the Operating Subsidiaries, Citicorp USA, Inc., as administrative agent, and Nationsbank of Texas, N.A. and Banque Paribas, as co-agents, certain provisions of which automatically amended the original credit agreement (as amended by the First Amendment) pursuant to Section 14.1 of the original credit agreement (as so amended, the "Credit Agreement");

         WHEREAS, the Company has requested a waiver of certain provisions of the Credit Agreement required to effect the merger (the "Merger") of the Company with and into FoxMeyer Acquisition Corp., a Delaware corporation (the "Successor"), a newly formed, wholly owned subsidiary of National Intergroup, Inc., ("NII"), pursuant to an Agreement and Plan of Merger, dated as of June 30, 1994 (the "Merger Agreement") among NII, the Successor and the Company;

         WHEREAS, by that certain Third Amendment to Amended and Restated Loan Agreement (the "Citicorp Third Amendment"), dated on or about August 30, 1994, a copy of which is attached hereto as Exhibit A, amending the Citicorp Credit Agreement, certain provisions of the Credit Agreement will be automatically amended upon approval in writing by lenders under the Citicorp Credit Agreement and Banks holding in the aggregate at least 66 2/3% of the "Commitments" (as defined in the Citicorp Credit Agreement) and the Commitments taken as a whole.






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         WHEREAS, the Company has requested that the Termination Date be extended until February 28, 1995, and that the commitment fee and interest rate for Loans each be reduced; and

         WHEREAS, the Banks executing this Third Amendment and the Agent have agreed to provide such waivers and consents and make such amendments upon the terms and conditions set forth below;


         NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, terms are used herein as defined in the Credit Agreement.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                 (a) the definition of "Termination Date" at Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                      "`Termination Date' means February 28, 1994 or such other
                 date on which the Commitments shall terminate pursuant to
                 Section 6 or 12.";

                 (b) Section 4.1 is hereby amended to read in its entirety as follows:

                     "4.1. Interest Rates.  The Company promises to pay
                 interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full, as follows:

                               (a) at all times while such Loan is a Floating
                 Rate Loan, at a rate per annum equal to the Alternate Reference Rate from time to time in effect; and

                               (b) at all times while such Loan is a Eurodollar
                 Loan, at a rate per annum equal to the sum of the Eurodollar Rate (Reserve Adjusted) applicable to each Interest Period for such Eurodollar Loan plus 0.875%."; and

                 (c) the commitment fee of "3/8 of 1% per annum" set forth in the third line of Section 5.1 is hereby replaced with "1/4 of 1% per annum".

         Section 3. Consents and Waiver. On the basis of the information concerning the Merger set forth in the preliminary Prospectus/Proxy Statement of NII and the Company filed with the





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Securities Exchange Commission on July 15, 1994 (the "Proxy Statement"), and
subject to the satisfaction of the conditions provided in Section 5 hereof, the Agent and the Banks hereby (a) consent to the Merger and agree, in this specific instance, to waive the provisions of Section 9.13 of the Credit Agreement and (b) consent to the amendments to the Citicorp Agreement, as set forth in the Citicorp Third Amendment. The Company acknowledges that the consents and waiver granted in this Section 3 extend only to the requirements of the Credit Agreement set forth in this Section 3 and shall not be deemed to extend to any other or additional state of facts or circumstances or any other covenant, obligation, representation or warranty of any party under the Credit Agreement or the other Loan Documents.

         Section 4. References. From and after the effective date of the Merger and the effectiveness of the amendment, consents and waiver provided in Section 3 of this Third Amendment, all references to the Company in the Credit Agreement and the other Loan Documents shall be deemed to be references to the Successor, and the Successor shall succeed to, and be substituted for, and may exercise every right of, the Company under the Credit Agreement and the other Loan Documents for all purposes of the Credit Agreement and the other Loan Documents.

         Section 5. Effectiveness of Third Amendment; Conditions to Consent and Amendment.

                 (a) The consents, waiver and the amendment effected by Section 2 of this Third Amendment shall be effective upon satisfaction of the following, in a manner acceptable to Agent:

                      (i) All of the Banks and the Agent shall have
                 executed and delivered counterparts of this Third Amendment.

                      (ii) All of the Guarantors shall have executed and
                 delivered the Consent and Agreement attached to this Third Amendment.

                 (b) The consents, waiver and amendment effected by Sections 3 and 4 of this Third Amendment shall be effective upon the satisfaction of the following, in a manner acceptable to the Agent:

                      (i) The Required Banks (and such additional Banks as
                 shall be necessary under Section 14.1(b) of the Credit Agreement) shall have executed and delivered counterparts of this Third Amendment.





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                      (ii) All of the Guarantors shall have executed and
                 delivered the Consent and Agreement attached to this Third Amendment.

                      (iii) The Successor shall have executed and delivered an
                 instrument of assumption and agreement, assuming all of the obligations of the Company under, and agreeing to be bound by and perform all of the provisions applicable to the Company of, the Credit Agreement and other Loan Documents as the successor to the Company pursuant to the Merger, together with endorsements of the Notes, all in form and substance satisfactory to Agent.

                      (iv) The Successor shall have delivered to Agent the
                 instruments and other documents concerning the Successor as was required of the Company pursuant to Sections 11.1.3 and
                 11.1.4 of the Credit Agreement.

                      (v) The Agent shall have received a favorable legal
                 opinion of Weil, Gotshal & Manges, counsel to the Successor, substantially to the effect (1) provided in Exhibit E to the Credit Agreement, and (2) that the Merger has become effective in accordance with Delaware law.

                      (vi) (a) The Merger shall have become effective on or
                 before December 31, 1994, in accordance with the Merger Agreement and the Proxy Statement (without the substitution of any other Subsidiary of NII for the Successor or any waiver of or other departure from the material terms or conditions thereof, except to reflect the elimination of consents referenced therein that are not required), in compliance with all applicable laws and regulations and with all required approvals and consents having been obtained (without any material conditions or the imposition of or agreement to any material obligations), (b) the Agent shall have received complete copies of the Merger Agreement (including the schedules thereto) and the Proxy Statement (including the final form thereof and any supplements thereto) and (c) the Agent shall have received a certificate from the Chief Financial Officer of the Company certifying the fulfillment of the conditions of this clause (vi).

                      (vii) The representations and warranties provided in
                 Article IX of the Credit Agreement shall be true and correct with respect to the Successor on the effective date of the Merger (immediately after giving effect to the Merger and the waiver of Section 9.13 of the Credit





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                 Agreement to the extent contemplated by Section 3 hereof) as if made on such date (except to the extent that such representations and warranties are expressly by their terms made only as of another specific date), and no Unmatured Event of Default or Event of Default shall have occurred or be continuing on the effective date of the Merger (before and after giving effect to the Merger).

                      (viii) The Agent shall have received such other
                 documents, instruments, and certificates as it shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby.

         Section 6. Representations and Warranties. The Company represents and warrants that the Proxy Statement does not contain any misstatement of a material fact or omit the statement of a material fact necessary to make the statements contained therein not misleading. The Company also represents and warrants, and each Operating Subsidiary as to matters relating to such Operating Subsidiary represents and warrants, that this Third Amendment has been duly authorized, executed and delivered by the Company and the Operating Subsidiaries and constitutes the legal, valid, and binding obligations of the Company and the Operating Subsidiaries, enforceable in accordance with its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally). The Company further represents and warrants that (a) there exists no Event of Default or Unmatured Event of Default on the date hereof (before and after giving effect to the transactions contemplated hereby), (b) the representations and warranties set forth in Section 9 of the Credit Agreement are true and correct on the date hereof (except to the extent that such representations or warranties are expressly by their terms made only as of another specific date or are expressly waived hereunder), and (c) the Company and the Operating Subsidiaries have complied with all agreements and conditions to be complied with by any of them under the Credit Agreement and other Loan Documents by the date hereof.

         Section 7. Entire Agreement; Ratification. This Third
Amendment embodies the entire agreement of the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as modified or supplemented hereby, the Credit Agreement and all other Loan Documents shall continue in full force and effect. From and after the date of effectiveness of the amendment, consents and waiver provided in Sections 2, 3 and 4 of this Third Amendment, all references in the Credit Agreement and any of the other Loan Documents to the





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Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         SECTION 8. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND APPLICABLE U.S. FEDERAL LAWS.

         Section 9. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 10. NO ORAL AGREEMENTS. TO THE EXTENT, IF ANY, THAT TEXAS LAW MAY APPLY, THIS THIRD AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF
SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.





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         IN WITNESS WHEREOF, the Company, Operating Subsidiaries, the Agent and
the Banks have caused this Third Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                   COMPANY:

                                   FOXMEYER CORPORATION



                                   By:      _________________________
                                   Name:    Michael C. Kearney
                                   Title:   Vice President and
                                              Treasurer

                                   OPERATING SUBSIDIARIES:

                                   FOXMEYER DRUG COMPANY



                                   By:      _________________________
                                   Name:    Michael C. Kearney
                                   Title:   Vice President and
                                              Treasurer


                                   MERCHANDISE COORDINATOR SERVICES
                                      CORPORATION



                                   By:      __________________________
                                   Name:    Michael C. Kearney
                                   Title:   Vice President and
                                              Treasurer


                                   HARRIS WHOLESALE COMPANY



                                   By:      __________________________
                                   Name:    Michael C. Kearney
                                   Title:   Vice President and
                                              Treasurer





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                                        AGENT AND BANKS:

                                        CONTINENTAL BANK, individually and
                                        as Agent



                                        By:  ___________________________
                                        Name:___________________________
                                        Title:__________________________


                                        FUJI BANK, LTD.


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        THE BANK OF TOKYO, LTD.



                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________





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                             CONSENT AND AGREEMENT


         The undersigned, being all of the Guarantors (as defined in the Credit Agreement), hereby consent and agree to the foregoing Third Amendment to the Credit Agreement and hereby confirm their respective obligations under their respective Guaranty Agreements (as defined in the Credit Agreement), which shall remain in full force and effect.

                                          FOXMEYER DRUG COMPANY, a Kansas
                                            corporation
                                          DRXCARE, INC.
                                          HEALTH MART, INC.
                                          FOXMEYER DRUG COMPANY, a Delaware
                                            corporation
                                          IV PARTNERS, INC.
                                          FOXMEYER REALTY COMPANY
                                          FOXMEYER SOFTWARE, INC.
                                          HEALTHCARE TRANSPORTATION SYSTEM, INC.
                                          MERCHANDISE COORDINATOR SERVICES
                                            CORPORATION
                                          CAROL STREAM HOLDINGS, INC.
                                          HARRIS WHOLESALE COMPANY


                                          By __________________________________
                                             Title:





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